Exhibit 99.1

PureCycle Announces Key Leadership Changes, New Chief Executive Officer
Dustin Olson will serve as the Company’s second CEO

ORLANDO, Fla. — June 30, 2022— Today, PureCycle Technologies, Inc. (NASDAQ: PCT) announced three key leadership changes effective August 5, 2022, that are expected to propel the company’s transition to a leading global manufacturing and technology company.

Mike Otworth, Chairman of the Board of Directors and CEO of PureCycle, will resign to return to Innventure, a company he helped found. Dustin Olson, PureCycle’s current Chief Operating Officer and Chief Manufacturing Officer, is being promoted to the role of CEO and joining the Board of Directors effective August 5, 2022. Olson has been with PureCycle since 2021 leading manufacturing and operations. Dan Coombs, current member of PureCycle’s Board of Directors, will be appointed, upon Mike’s departure, to a newly created position of Executive Chairman of the Board of Directors.

Mike Otworth said, “I am an entrepreneur at heart, and am excited to see PureCycle’s progress over the last seven years. Taking PureCycle from an early concept to a publicly traded company has been an honor. We successfully added deep operational experience to our Board and management team to drive the execution of our business plan. Dustin has proven to be effective, eager, and has unprecedented work ethic. Dustin will lead this team and company into the next phase and will make PureCycle teams past and present proud.”

Dustin Olson has over 20 years of plastics, petrochemical and refining experience in the United States, Europe, and China. Before joining PureCycle, he led multiple LyondellBasell commercial and operational businesses, delivering substantial growth in volume and profitability.

Dustin Olson said, “I am honored and humbled with this appointment as PureCycle’s next CEO. I am excited for the opportunity to lead PureCycle during this important time. We have a strong and dedicated team in place to help our efforts in scaling our technology and addressing the planet’s plastic waste crisis.”

Jeff Fieler, Board Member and chairman of the Nominating and Corporate Governance Committee, commented, “Dustin brings special talents, energy, deep industry experience with business and manufacturing processes, and a compelling vision that employees and customers can rally around. We believe Dustin is the right person to lead PureCycle forward toward project completion and full commercial operations.”

Dan Coombs, former executive vice president for LyondellBasell and current member of PureCycle’s Board of Directors, has deep industry and business experience with large new technology facility startups, and a strong background with supercritical fluids. He will provide invaluable insight to Dustin’s teams through the startup and initial operations.

Dan Coombs, Board Member, PureCycle said, “It is an honor to be appointed as the Executive Chairman of PureCycle. Thanks to Mike’s entrepreneurial spirit and passion for innovation and technology, PureCycle has built a clear path for long-term success. Dustin’s continued dedication to PureCycle’s mission and commitment to excellence makes him the right leader for our company. We look forward to continuing to work with him in this new role and know he will help us in our efforts to hit critical milestones.”

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PureCycle Contact
Anna Farrar
afarrar@purecycle.com
954.647.7059

About PureCycle Technologies
PureCycle Technologies LLC., a subsidiary of PureCycle Technologies, Inc., holds a global license for the only patented solvent-driven purification recycling technology, developed by The Procter & Gamble Company (P&G), that is designed to transform polypropylene plastic waste (designated as No. 5 plastic) into a continuously renewable resource. The unique purification process is designed to remove color, odor, and other impurities from No. 5 plastic waste resulting in an ultra-pure recycled (UPR) plastic that can be recycled and reused over and over again, changing our relationship with plastic. www.purecycle.com

Forward-Looking Statements
This press release contains forward-looking statements, including statements about the prospects of PCT. In addition, any statements that characterize future events or circumstances, including any underlying assumptions, are forward-looking statements. Forward-looking statements are typically identified by words such as “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should,” “would” and other similar words and expressions, but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements are based on the current expectations of the management of PCT and are inherently subject to uncertainties and changes in circumstances and their potential effects and speak only as of the date of this press release. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described in the section of PCT’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 entitled “Risk Factors,” those discussed and identified in public filings made with the U.S. Securities and Exchange Commission (the “SEC”) by PCT and the following:

•PCT’s ability to meet, and to continue to meet, applicable regulatory requirements for the use of PCT’s UPR resin in food grade applications (both in the United States and abroad);
•PCT’s ability to comply on an ongoing basis with the numerous regulatory requirements applicable to the UPR resin and PCT’s facilities (both in the United States and abroad);
•expectations and changes regarding PCT’s strategies and future financial performance, including its future business plans, expansion plans or objectives, prospective performance and opportunities and competitors, revenues, products and services, pricing, operating expenses, market trends, liquidity, cash flows and uses of cash, capital expenditures, and PCT’s ability to invest in growth initiatives;
•PCT’s ability to scale and build the Ironton facility in a timely and cost-effective manner;
•PCT’s ability to complete the necessary funding with respect to, and complete the construction of the Augusta facility, its first U.S. cluster facility located in Augusta, Georgia, in a timely and cost-effective manner;
•PCT’s ability to sort and process polypropylene plastic waste at its plastic waste prep (“Feed PreP”) facilities;
•PCT’s ability to maintain exclusivity under the Procter & Gamble Company license;
•the implementation, market acceptance and success of PCT’s business model and growth strategy;
•the success or profitability of PCT’s offtake arrangements;
•the ability to source feedstock with a high polypropylene content;
•PCT’s future capital requirements and sources and uses of cash;
•PCT’s ability to obtain funding for its operations and future growth;
•developments and projections relating to PCT’s competitors and industry;
•the outcome of any legal or regulatory proceedings to which PCT is, or may become a party, including the recently filed securities class action case;
•the ability to recognize the anticipated benefits of the previously announced business combination consummated on March 17, 2021;
•unexpected costs related to the business combination;
•geopolitical risk and changes in applicable laws or regulations;
•the possibility that PCT may be adversely affected by other economic, business, and/or competitive factors;
•changes in the prices and availability of labor (including labor shortages), transportation and materials, including significant inflation, and PCT’s ability to obtain them in a timely and cost-effective manner;
•the potential impact of climate change on PCT, including physical and transition risks, higher regulatory and compliance costs, reputational risks, and availability of capital on attractive terms;
•operational risk; and
•the risk that the COVID-19 pandemic, including any new and emerging variants and the efficacy and distribution of vaccines, and local, state, federal and international responses to addressing the pandemic may have an adverse effect on PCT’s business operations, as well as PCT’s financial condition and results of operations.

Should one or more of these risks or uncertainties materialize or should any of the assumptions made by the management of PCT prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements.

All subsequent written and oral forward-looking statements or other matters attributable to PCT or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this press release. Except to the extent required by applicable law or regulation, PCT undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this press release or to reflect the occurrence of unanticipated events.